UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024
VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-03676	54-0649263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6348 Walker Lane
Alexandria,	Virginia	22310
(Address of Principal Executive Offices)		(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed on May 8, 2024, Stephen D. Griffin, Senior Vice President and Chief Financial Officer of VSE Corporation (the “Company”), notified the Company of his decision to resign from his positions with the Company, effective May 29, 2024 (the “Resignation Date”). On May 22, 2024, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Griffin whereby Mr. Griffin agreed to provide consulting and advisory services on a transitional basis until August 31, 2024. Mr. Griffin will receive compensation of $300 per hour for up to a maximum of 15 hours per month in consideration for providing these services. This disclosure is qualified in its entirety by the Consulting Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

As disclosed on May 8, 2024, the Board of Directors (the “Board”) of the Company appointed Tarang Sharma to serve as Interim Chief Financial Officer, effective May 27, 2024. In addition, Mr. Sharma, age 38, was appointed to serve as Chief Accounting Officer of the Company on May 21, 2024. In his role as Chief Accounting Officer, Mr. Sharma’s compensation includes the following: (1) base salary of $310,000, (2) target bonus of 45% of his base salary (with a maximum payout at 150% of target), (3) time-based long-term incentive award of 40% of his base salary and (4) target performance-based shares of 40% of his base salary. Mr. Sharma will also receive a recurring monthly cash bonus payment of $12,000 per month, prorated based on start and end dates, during the period in which he serves as Interim Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Consulting Agreement, dated May 22, 2024, between Stephen S. Griffin and VSE Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 28, 2024	By:	/s/ Farinaz S. Tehrani
Farinaz S. Tehrani
Chief Legal Officer and Corporate Secretary